SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 2, 2005

                           OPHTHALMIC IMAGING SYSTEMS
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        CALIFORNIA                   1-11140                 94-3035367
        ----------                   -------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


        221 Lathrop Way, Suite I                         95815
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         Sacramento, California                        (Zip Code)
(Address of Principal Executive Offices)


      (Registrant's telephone number, including area code): (916) 646-2020


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On November 2, 2005, Ophthalmic Imaging Systems (the "Registrant") issued a press release announcing financial results for the fiscal quarter ended September 30, 2005, attached hereto as Exhibit 99.1.

ITEM 7.01.  REGULATION FD DISCLOSURE.

            On November 2, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            Exhibit Number    Description
            --------------    -----------


            99.1              Press Release of the Registrant dated
                              November 2, 2005.









                                      -2-
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       November 4, 2005               OPHTHALMIC IMAGING SYSTEMS


                                           By: /s/ Ariel Shenhar
                                               -----------------------------
                                               Name:    Ariel Shenhar
                                               Title:   Chief Financial Officer